                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                January 31, 1997

                           PENN VIRGINIA CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    VIRGINIA
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-753                                         23-1184320
--------------------------------------------------------------------------------
(Commission File No.)                     (I.R.S. Employer Identification No.)

                100 Matsonford Road Suite 200, Radnor, PA 19087
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                     19087
--------------------------------------------------------------------------------
                                   (Zip Code)

                                 (610) 687-8900
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

         Penn Virginia Corporation issued a press release on January 31, 1997 with respect to the sale by VEBA, AG, a corporation organized under the laws of the Federal Republic of Germany ("VEBA"), of all its holdings of Penn Virginia common stock. Before the sale VEBA owned, through its subsidiary Interkohle Beteiligungsgesellschaft mbH, 868,258 shares (the "Shares") of Penn Virginia common stock representing approximately 20 percent of the outstanding stock. Members of Penn Virginia's Board of Directors and senior management purchased 50,950 shares and the Company bought 210,308 shares.
         All of the Shares were purchased at $41.50 per share. The Company did not receive any of the proceeds from the sale of the Shares. The press release is filed as Exhibit 99 to this Form 8-K, and the text of the press release is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) The following is filed as part of this Current Report on Form 8-K:

         Exhibit                Description

         99                     Press release dated January 31, 1997


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on January 31, 1997.

                                        PENN VIRGINIA CORPORATION

                                        By:

                                        /s/ A. James Dearlove
                                        --------------------------------
                                        A. James Dearlove
                                        President and
                                        Chief Executive Officer